Fourth Quarter 2015 Supplemental Information January 26, 2016 FIRSTMERIT Corporation Exhibit 99.2

Forward-Looking Statements Disclosure
This presentation may contain forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the
Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated.  Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.
These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of
the
registrant's
historical
or
future
financial
performance,
financial
position
or
cash
flows
that
excludes
amounts,
or
is
subject
to
adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or
includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United
States.
Pursuant
to
the
requirements
of
Regulation
G,
FirstMerit
Corporation
has
provided
reconciliations
within
the
slides,
as
necessary,
of
the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Q4 2015 Financial Highlights
Change 4Q 2015 vs.
Income Statement
(In thousands, except per share amounts)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
2015
3rd Qtr
2014
4th Qtr
Net interest income TE
$
188,979
$
189,119
$
196,509
(0.07)%
(3.83)
TE adjustment
3,748
3,796
3,998
(1.26)
(6.25)
Provision for originated loan losses
12,487
10,402
8,662
20.04
44.16
Provision/(recapture) for acquired loan losses
1,503
144
3,407
943.75
(55.88)
Provision/(recapture) for FDIC acquired loan
losses
(379
3,729
1,228
(110.16)
(130.86)
Noninterest income
65,143
71,426
71,960
(8.80)
(9.47)
Noninterest expense
155,622
160,742
165,041
(3.19)
(5.71)
Net income
56,749
59,012
61,079
(3.83)
(7.09)
Diluted EPS
0.33
0.34
0.36
(2.94)
(8.33)
Key Ratios
ROA
0.89
0.93%
0.98%
(4.31)%
(9.16)
ROTCE
11.04
11.69
12.52
(5.56)
(11.82)
Net interest margin TE
3.30
3.33
3.56
(0.90)
(7.30)
Efficiency ratio
60.22
60.71
60.39
(0.81)
(0.28)
Tangible common equity to assets
8.24
8.31
7.98
(0.84)
3.26
Net charge-offs to average loans
0.33
0.24
0.12
37.50
175.00
NPAs to loans and other real estate
0.67
0.78
0.44
(14.10)
52.27
1
Net interest income on a taxable-equivalent basis (TE) is a non-GAAP financial measure.  Refer to the Non-GAAP financial measures reconciliation for a reconciliation to GAAP financial measures.
Increased total loan portfolio QoQ
by
$277.7 million, or an annualized 7%,
despite reduction in acquired loan
portfolios.
Lower volume in acquired portfolios and
lower yields on earning assets primary
drivers of QoQ
margin compression.
Noninterest income decreased 8.80%
QoQ.
*
Denial by the FDIC in the fourth quarter
of four disputed claims of $6.0 million
claimed on the final commercial loss
share certificate at June 30, 2015.
Noninterest expense decreased 3.19%
QoQ.
Favorable re-estimation of certain
repurchase reserve liabilities.
Highlights
1
1
%
%
%

Average Balance Sheet
Total Average Loans Increased $161.6 million
(dollars in millions)
Total Average Deposits Increased $45.2 million
(dollars in millions)
Originated loans
Acquired loans
FDIC acquired loans
Savings & money markets
Interest bearing
Noninterest bearing
CDs & time
4
Change 4Q 2015 vs.
QTD Average Balances
(Dollars in thousands)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
2015
3rd Qtr
2014
4th Qtr
Cash & securities
$
415,756
$
457,317
$
500,559
(9.09)%
(16.94)%
Investments
6,820,863
6,783,921
6,614,291
0.54
3.12
Loans held for sale
5,028
4,929
16,708
2.01
(70.03)
Originated loans
13,863,910
13,528,268
12,306,171
2.48
12.66
Acquired loans
1,830,921
1,987,471
2,599,622
(7.88)
(29.57)
FDIC acquired loans
226,909
244,388
384,097
(7.15)
(40.92)
Allowance for loan losses
(151,192)
(147,136)
(138,540)
2.76
9.13
Other Assets
2,358,751
2,358,698
2,382,079
—
(0.98)
Total Assets
$
25,370,946
$
25,217,856
$
24,664,987
0.61%
2.86%
Noninterest bearing deposits
5,982,186
5,897,768
5,706,631
1.43
4.83
Interest bearing deposits
3,352,908
3,353,541
3,021,188
(0.02)
10.98
Savings and money market accounts
8,408,703
8,480,682
8,381,548
(0.85)
0.32
Certificates and other time deposits
2,258,996
2,225,595
2,341,280
1.50
(3.51)
Securities sold under agreements to
repurchase
1,131,659
1,109,924
1,241,948
1.96
(8.88)
Wholesale borrowings
402,679
377,594
450,587
6.64
(10.63)
Long-term debt
508,954
497,566
350,535
2.29
45.19
Other Liabilities
381,593
365,526
321,652
4.40
18.64
Equity
2,943,268
2,909,660
2,849,618
1.16
3.29
Total Liabilities and Equity
$
25,370,946
$
25,217,856
$
24,664,987
0.61%
2.86%

Yield on Average Loans
Net Interest Income and Margin Trends
Cost on Interest-bearing Liabilities
Net interest income (TE) for the quarter of $189.0 million remained fairly constant compared to the prior quarter, demonstrating that we continue to offset the expected decline in the acquired and
FDIC acquired loan portfolios with organic loan growth.
Fourth quarter NIM (TE) was 3.30%, down 3 bps from prior
quarter. Expected runoff in in the acquired and FDIC acquired portfolios and slightly lower yields on earning assets were the primary drivers of margin compression.
Highlights
4.27%
4.19%
4.39%
4.10%
4.06%
Net Interest Income & Net Interest Margin Trend (TE)
(dollars in millions)

6 Changes in Net Interest Margin Fourth quarter net interest margin (TE) was 3.30%, down 3 bps from prior quarter.

Acquired Loans
Purchase Discount

1  The outstanding balance of impaired and nonimpaired acquired loans at the Acquisition Date were $1.1 billion and $4.0 billion, respectively.  The outstanding balance represents the undiscounted sum of all amounts, including principal, interest, fees and penalties, owed to the investor at the reporting date, whether or not currently due or charged-off.
1
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
As of
Acquisition Date:
April 12, 2013
Impaired acquired loans
Loan balance
$
341,003
$
392,278
$
424,188
$
464,372
$
506,500
$
946,465
Remaining loan mark
56,294
65,030
68,024
76,059
83,291
126,750
Recorded investment
284,709
327,248
356,164
388,313
423,209
819,715
Discount
16.51%
16.58%
16.04%
16.38%
16.44%
13.39%
Nonimpaired acquired loans
Loan balance
$
1,511,198
$
1,647,246
$
1,808,924
$
2,012,836
$
2,142,390
$
4,017,304
Remaining loan mark
56,797
65,115
73,279
82,011
92,210
220,015
Recorded investment
1,454,401
1,582,131
1,735,645
1,930,825
2,050,180
3,797,289
Discount
3.76%
3.95%
4.05%
4.07%
4.30%
5.48%
Total acquired loans
Loan balance
$
1,852,201
$
2,039,524
$
2,233,112
$
2,477,208
$
2,648,890
$
4,963,769
Remaining loan mark
113,091
130,145
141,303
158,070
175,501
346,765
Recorded investment
1,739,110
1,909,379
2,091,809
2,319,138
2,473,389
4,617,004
Discount
6.11%
6.38%
6.33%
6.38%
6.63%
6.99%

Acquired Loans
Nonimpaired Acquired Loans -
Purchase Discount
Nonimpaired Acquired Loans -
Allowance
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Beginning balance
$
65,115
$
73,279
$
83,493
$
94,543
$
107,538
Scheduled accretion
(4,400)
(4,937)
(5,756)
(6,955)
(7,395)
Pay-offs
(2,833)
(2,167)
(3,315)
(2,305)
(3,820)
Accelerated prepayments
(820)
(966)
(1,023)
(1,525)
(1,598)
Total Income
(8,053)
(8,070)
(10,094)
(10,785)
(12,813)
Charge offs
(265)
(94)
(120)
(265)
(182)
Ending balance
$
56,797
$
65,115
$
73,279
$
83,493
$
94,543
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Beginning balance
$
—
$
—
$
—
$
—
$
—
Charge offs
(2,956)
(2,878)
(2,774)
(3,436)
(3,249)
Recoveries
1,131
1,983
1,183
1,258
1,092
Provision for loan losses
1,825
895
1,591
2,178
2,157
Ending balance
$
—
$
—
$
—
$
—
$
—
Muni loans mark, classified as investments
............
$
858
$
923
$
1,002
$
1,483
$
2,333
Loans mark, classified as loans
..............................
55,939
64,192
72,277
82,010
92,210
Total mark on loans, above
.....................................
$
56,797
$
65,115
$
73,279
$
83,493
$
94,543
An allowance for nonimpaired acquired loans is estimated using a methodology similar to that used for originated loans.  The allowance determined for each nonimpaired acquired loan is compared to the remaining fair value discount for that loan.  If the computed allowance is greater, the excess is added to the allowance through a provision for loan losses.  If the computed allowance is less, no additional allowance is recognized.  Charge-offs and actual losses first reduce any remaining fair value discount for the loan and once the discount is depleted, losses are applied against the allowance established for that loan.  Actual losses first reduce any remaining fair value discount for the loan.  Once the discount is fully depleted, losses are applied against the allowance established for that loan.
During the three months ended December 31, 2015, provision, equal to net charge-offs, of $1.8 million was recorded on nonimpaired acquired loans.  These charged-off loans were mainly consumer loans that were written off in accordance with the Corporation's credit policies based on a predetermined number of days past due. As of December 31, 2015, the fair value discount on acquired nonimpaired loans was greater than the required allowance, therefore, no allowance for acquired nonimpaired loan losses was recorded.

Acquired Loans
Impaired
Acquired
Loans
-
Accretable
Yield
and
Carrying
Amount
Impaired
Acquired
Loans
-
Allowance
The allowance for acquired impaired loans is determined by comparing the present value of the cash flows expected to be collected to the carrying amount for a given pool of loans.
Management reforecasts the estimated cash flows expected to be collected on acquired impaired loans on a quarterly basis.  If the present value of expected cash flows for a pool is less than its carrying value, impairment is recognized by an increase in the allowance and a charge to the provision for loan losses.  If the present value of expected cash flows for a pool is greater than its carrying value, any previously established allowance is reversed and any remaining difference increases the accretable yield which will be taken into interest income over the remaining life of the loan pool.
The first re-estimation of cash flows on the impaired loans since acquisition was completed in Q4 2013.   The re-estimation performed in Q4 2015 resulted in recapture of previous impairment of $0.3 million.
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Beginning balance
$
4,199
$
4,950
$
7,493
$
7,457
$
6,206
Charge offs
—
—
—
—
—
Recoveries
—
—
—
—
—
Provision/(recapture) for loan losses
(322)
(751)
(2,543)
36
1,251
Ending balance
$
3,877
$
4,199
$
4,950
$
7,493
$
7,457
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
(Dollars in thousands)
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Beginning balance
$
104,287
$
327,248
$
112,031
$
356,164
$
118,756
$
388,313
$
119,450
$
423,209
$
126,424
$
479,050
Additions
—
—
—
—
—
—
—
—
—
—
Accretion
(9,329)
9,329
(9,924)
9,924
(10,285)
10,285
(11,218)
11,218
(11,834)
11,834
Net
Reclassifications
from
non-accretable
to
accretable
9,253
—
6,780
—
8,217
—
12,995
—
9,165
—
Payments, received, net
—
(51,868)
—
(38,840)
—
(42,434)
—
(46,114)
—
(67,675)
Disposals
(14,388)
—
(4,600)
—
(4,657)
—
(2,471)
—
(4,305)
—
Ending balance
$
89,823
$
284,709
$
104,287
$
327,248
$
112,031
$
356,164
$
118,756
$
388,313
$
119,450
$
423,209

FDIC Acquired Loans
Impaired FDIC Acquired Loans -
Accretable Yield and Carrying Amount
Impaired FDIC Acquired Loans  -
Allowance
Loss Share Receivable
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
(Dollars in thousands)
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Accretable
Yield
Carrying
Amount
Beginning balance
$
24,713
$
142,632
$
26,150
$
157,808
$
29,867
$
199,225
$
37,511
$
232,452
$
51,945
$
284,566
Accretion
(2,387)
2,387
(2,893)
2,893
(4,100)
4,100
(5,567)
5,567
(7,723)
7,723
Net Reclassifications from non-
accretable
to
accretable
953
—
1,785
—
2,136
—
(56)
—
(3,449)
—
Payments, received, net
—
(14,371)
—
(18,069)
—
(45,517)
—
(38,794)
—
(59,837)
Disposals
(371)
—
(329)
—
(1,753)
—
(2,021)
—
(3,262)
—
Ending balance
$
22,908
$
130,648
$
24,713
$
142,632
$
26,150
$
157,808
$
29,867
$
199,225
$
37,511
$
232,452
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Beginning balance
$
45,196
$
41,627
$
41,514
$
40,496
$
42,988
Net provision/(recapture)
(309)
3,986
928
4,225
313
Net (benefit)/recapture from FDIC loss share
(70)
(257)
(1,819)
(4,227)
915
Net provision/(recapture) for FDIC acquired loan
losses
(379)
3,729
(891)
(2)
1,228
Increase/(decrease) in loss share receivable
70
257
1,819
4,227
(915)
Loans charged
-off
(208)
(417)
(815)
(3,207)
(2,805)
Ending balance
$
44,679
$
45,196
$
41,627
$
41,514
$
40,496
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Beginning balance
$
10,926
$
11,820
$
20,005
$
22,033
$
30,746
Accretion
(385)
(384)
(1,185)
(2,187)
(3,963)
Net recapture of /(provision from) impairment
70
257
1,819
4,227
(915)
FDIC reimbursement
(390)
(679)
(8,713)
(4,013)
(4,507)
FDIC acquired loans paid in full
(274)
(88)
(106)
(55)
672
Ending balance
$
9,947
$
10,926
$
11,820
$
20,005
$
22,033

Nonperforming Asset Ratios
As of Q4 2015, Q3 2015, Q2 2015, and Q1 2015, $33.5 million, $40.0 million, $42.0 million, and $3.4 million, respectively, of OREO was no longer covered by FDIC loss share agreements, and therefore, was included in NPAs. OREO that remains covered by FDIC loss share agreements has considerable protection against credit risk and is not reported as NPAs.
Asset Quality
Net Charge Offs & Provision for Loan Losses
(dollars in millions)
Highlights
Asset quality remains sound with low NPA levels and a robust reserve to nonperforming loans level of 2.48 times.
Originated provision for loan losses at $12.5 million exceeded net charge offs this quarter by $1.1 million in support of continued
originated loan growth.
NPAs decreased $12.6 million, or 11.73%, over the prior quarter.
Allowance for Originated Loan Losses
(dollars in millions)

Noninterest Income
Change 4Q 2015 vs.
(Dollars in thousands)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
2015
3rd Qtr
2014
4th Qtr
Trust department income
$
10,208
$
10,948
$
9,831
(6.76)%
3.83%
Service charges on deposits
16,793
17,295
17,597
(2.90)
(4.57)
Credit card fees
13,931
13,939
13,305
(0.06)
4.70
ATM and other service fees
6,626
6,518
6,181
1.66
7.20
Bank owned life insurance income
3,836
4,622
7,337
(17.01)
(47.72)
Investment services and insurance
3,816
4,032
4,171
(5.36)
(8.51)
Investment securities gains/(losses), net
(5)
41
16
(112.20)
(131.25)
Loan sales and servicing income
2,276
2,414
3,112
(5.72)
(26.86)
Other operating income
7,662
11,617
10,410
(34.04)
(26.40)
Total noninterest income
$
65,143
$
71,426
$
71,960
(8.80)%
(9.47)
Noninterest income decreased $6.3 million, or
8.80%, QoQ.
Other operating income decreased $4.0
million QoQ.
Denial by the FDIC in the fourth quarter of
four disputed claims of $6.0 million
claimed on the final commercial loss
share certificate at June 30, 2015.
Highlights
Noninterest Income Trend
(dollars in millions)
%

Noninterest Expense
Change 4Q 2015 vs.
(Dollars in thousands)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
2015
3rd Qtr
2014
4th Qtr
Salaries and wages
$
68,151
$
68,775
$
71,638
(0.91)%
(4.87)%
Pension and employee benefits
18,339
16,997
18,261
7.90
0.43
Net occupancy expense
12,716
13,540
14,188
(6.09)
(10.37)
Equipment expense
12,074
12,235
12,133
(1.32)
(0.49)
Taxes, other than federal income taxes
2,096
2,003
1,661
4.64
26.19
Stationary, supplies and postage
3,222
3,304
3,767
(2.48)
(14.47)
Bankcard, loan processing and other costs
11,146
12,335
11,830
(9.64)
(5.78)
Advertising
3,386
4,278
3,586
(20.85)
(5.58)
Professional services
5,056
5,154
6,440
(1.90)
(21.49)
Telephone
2,530
2,480
2,779
2.02
(8.96)
Amortization of intangibles
2,598
2,598
2,933
—
(11.42)
FDIC expense
5,252
5,234
5,989
0.34
(12.31)
Other operating expenses
9,056
11,809
9,836
(23.31)
(7.93)
Total noninterest expense
$
155,622
$
160,742
$
165,041
(3.19)
(5.71)
Noninterest expense decreased $5.1 million,
or 3.19%, QoQ
Salaries and wages down year over year
due to fewer full time equivalent
employees.
Favorable re-estimation of certain
repurchase reserve liabilities.
The efficiency ratio remained fairly constant
QoQ
at 60.22%, compared to 60.71% in the
prior quarter.
Highlights
Noninterest Expense Trend
(dollars in millions)
%
%

$14.1 billion Originated Loan Portfolio
December
31, 2015
Change 4Q 2015
vs.
Period end balances
(Dollars in thousands)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
C&I
$
5,793,408
4.9%
11.9%
CRE
2,077,344
(0.6)
(1.9)
Construction
645,337
4.2
20.0
Leases
491,741
6.5
32.8
Total commercial
9,007,830
3.6%
9.8%
Mortgage
689,045
2.3
10.2
Installment
2,990,349
3.1
24.9
Home equity
1,248,438
3.0
12.4
Credit card
182,843
7.3
11.2
Total consumer
5,110,675
3.1%
19.0%
Total originated loan
portfolio
$
14,118,505
3.4%
13.0%
Diversified Originated Loan Portfolio
1
1 Excludes acquired and FDIC acquired loans.

Average Originated Commercial Loans
1
Commercial production showed continued growth.
Composition of Average Originated CRE Loans
December
31, 2015
1 Excludes acquired and FDIC acquired loans.
Highlights
Average Originated Commercial Loans
(dollars in millions)

Average Originated Consumer Loans
1
The originated consumer loan portfolios showed
strong growth QoQ.  Total originated consumer loans
were up $198.3 million, or 4.09%, from the prior
quarter.
Leading the growth was installment, up $133.7
million, or 4.75%, reflecting our continued success
in expanding the Citizens' indirect recreational
lending into our legacy markets and expanding our
indirect auto lending into Michigan and Wisconsin.
Home equity loans were up $37.9 million, or
3.17%, over the prior quarter.
Although small, the card portfolio has showed
continued growth QoQ
of $7.4 million, or 4.38%,
as a result of consistent execution of our plan to
grow this high-quality portfolio across our new
customer base.
Average Originated Consumer Loans
(dollars in millions)
1 Excludes acquired and FDIC acquired loans.
Highlights

Investment Portfolio Summary
Investment Security Mix (Book Value $6.6 billion)
2015
4th Qtr
2015
3rd Qtr
2014
4th Qtr
Market value
$
6,624
$
6,652
$
6,421
Yield
2.32
2.31%
2.34%
Duration
3.34
3.35
4.25
Quarterly purchases
$
425
$
240
$
241
% Chg NII
Year 1
Year 2
Cumulative
+ 100 Bps
2.31%
5.01%
3.64%
+ 200 Bps
4.38
9.46
6.88
$ Chg NII
Year 1
Year 2
Cumulative
+ 100 Bps
$
17.0
$
35.9
$
52.9
+ 200 Bps
32.3
67.7
100.1
Interest Rate Sensitivity
(dollars in millions)
Portfolio Statistics
(dollars in millions)

Deposits
Average Deposits
December
31, 2015
Highlights
Continue to successfully execute on our core deposit
generation and retention strategy.
Average
core
deposits
increased
$11.8
million
QoQ
and
were 88.71% of the total average deposit base.
Total deposits costs remain low at 19 bps.

Capital Position
Highlights
Under Basel III, all regulatory capital ratios remained in
excess of well-capitalized limits.
Quarterly common stock dividend remained constant at
$0.17 per share.
1 See Reconciliation of Non-GAAP Measures.
2 The Basel III capital rules, effective January 1, 2015, replaced tier 1 common equity and the associated tier 1 common equity ratio with common equity tier 1 ("CET1") capital and the CET1 risk-based capital ratio.
December
31, 2015 figures are preliminary and presented on a Basel III basis and reflect transitional capital requirements and phase-in provisions, including the standardized approach for calculating risk weighted assets.
Common Stock Dividend Payout Ratio
Tangible Common Equity to Tangible Assets
Common Equity Tier 1
1,2

Reconciliation of Non-GAAP Measures: Tangible common equity and total assets
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Shareholders’ equity (GAAP)
$
2,940,095
$
2,937,300
$
2,887,957
$
2,888,786
$
2,834,281
Less:
Preferred stock
100,000
100,000
100,000
100,000
100,000
Common shareholders' equity (non-GAAP)
2,840,095
2,837,300
2,787,957
2,788,786
2,734,281
Less:
Intangible assets
60,628
63,226
65,824
68,422
71,020
Goodwill
741,740
741,740
741,740
741,740
741,740
Tangible common equity (non-GAAP)
2,037,727
2,032,334
1,980,393
1,978,624
1,921,521
Total assets (GAAP)
$
25,524,604
$
25,246,917
$
25,297,014
$
25,118,120
$
24,902,347
Less:
Intangible assets
60,628
63,226
65,824
68,422
71,020
Goodwill
741,740
741,740
741,740
741,740
741,740
Tangible assets (non-GAAP)
$
24,722,236
$
24,441,951
$
24,489,450
$
24,307,958
$
24,089,587
Tangible common equity to tangible assets ratio (non-GAAP)
8.24
8.31
8.09
8.14
7.98
The table below presents computations of tangible common equity, tangible assets and the tangible common equity to tangible assets ratio, which are all considered non-GAAP measures. The table below also reconciles the U.S. GAAP performance measures to the corresponding non-GAAP measures. Management uses these non-GAAP financial measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by investors to evaluate a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of results as reported under GAAP. These non-GAAP measures are not necessarily comparable to similar measures that may be represented by other companies.
%
%
%
%
%

Reconciliation of Non-GAAP Measures: Capital Position
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Shareholders’ equity (GAAP)
$
2,940,095
$
2,937,300
$
2,887,957
$
2,888,786
$
2,834,281
Less:
Goodwill
741,740
741,740
741,740
741,740
741,740
Regulatory and other adjustments
79,330
120,751
116,315
140,706
88,080
Tier 1 capital (non-GAAP)
2,119,025
2,074,809
2,029,902
2,006,340
2,004,461
Less:
Preferred stock
100,000
100,000
100,000
100,000
100,000
Trust preferred securities
—
—
—
—
—
Plus:
Tier 1 capital adjustments
100,000
100,000
100,000
100,000
—
CET1 capital (non-GAAP)
1 (Basel III)
$
2,119,025
2,074,809
$
2,029,902
$2,006,340
N/A
Tier 1 common equity (non-GAAP)
1 (Basel I)
N/A
N/A
N/A
N/A
1,904,461
Plus:
Tier 2 adjustments
614,023
614,193
609,041
591,018
649,432
Total risk-based capital (non-GAAP)
$
2,733,048
$
2,689,002
$
2,638,943
$
2,597,358
$
2,653,893
The table below presents computations of Tier 1, total risk-based and CET1 capital which are all considered non-GAAP measures. The table below also reconciles the U.S. GAAP capital measures to the corresponding non-GAAP measures. Management uses these non-GAAP financial measures to assess the adequacy of capital and believes that regulators and investors may find them useful in their analysis of the Corporation.
Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial
measures
are
frequently
used
by
regulators
and
investors
to
evaluate
a
company,
they
have
limitations
as
analytical
tools,
and
should
not
be considered in isolation, or as a substitute for analysis of results as reported under GAAP. These non-GAAP measures are not necessarily comparable to similar measures that may be represented by other companies.
1 The Basel III capital rules, effective January 1, 2015, replaced tier 1 common equity and the associated tier 1 common equity ratio with common equity tier 1 ("CET1") capital and the CET1 risk-based capital ratio. December 31, 2015 figures are preliminary and presented on a Basel III basis and reflect transitional capital requirements and phase-in provisions, including the standardized approach for calculating risk weighted assets.  2014 amounts and ratios are reported on a Basel I basis.

Reconciliation of Non-GAAP Measures: Adjusted net income
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Net income (GAAP)
$
56,749
$
59,012
$
56,584
$
57,139
$
61,079
Net income adjustments
Plus:
Restructure expenses, net of taxes
(200)
—
—
1,149
564
Branch closure costs, net of taxes
—
—
1,149
783
—
Adjusted net income (non-GAAP)
56,549
59,012
57,733
59,071
61,643
Annualized net income (GAAP)
225,145
234,124
226,958
231,730
242,324
Annualized adjusted net income (non-GAAP)
224,352
234,124
231,566
239,566
244,562
Average assets (GAAP)
25,370,946
25,217,856
25,129,859
24,905,094
24,664,987
Average equity (GAAP)
2,943,268
2,909,660
2,892,432
2,866,362
2,849,618
Average tangible common equity (non-GAAP)
2,039,639
2,003,423
1,983,603
1,954,930
1,935,435
Return on average assets (GAAP)
0.89%
0.93%
0.90%
0.93%
0.98
Adjusted return on average assets (non-GAAP)
0.88%
0.93%
0.92%
0.96%
0.99
Return on average equity (GAAP)
7.65%
8.05%
7.85%
8.08%
8.50
Adjusted return on average equity (non-GAAP)
7.62%
8.05%
8.01%
8.36%
8.58
Return on average tangible common equity (non-GAAP)
11.04%
11.69%
11.44%
11.85%
12.52
Adjusted return on average tangible common equity (non-GAAP)
11.00%
11.69%
11.67%
12.25%
12.64
The following table presents net income as reported (GAAP) excluding the impact of acquisition related costs incurred during 2014 to arrive at adjusted net income. Management believes these adjustments increase comparability of period-to-period results and uses these measures to assess performance
and
believes
investors
may
find
them
useful
in
their
analysis
of
the
Corporation.
It
is
possible
that
the
activities
related
to
the
adjustments may recur; however, Management does not consider the activities related to the adjustments to be indications of ongoing operations.
Return on average tangible common shareholders' equity is a non-GAAP measure that calculates the return on average common shareholders' equity excluding goodwill and intangible assets. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by investors to evaluate a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of results as reported under GAAP. These non-GAAP measures are not necessarily comparable to similar measures that may be represented by other companies.

Reconciliation of Non-GAAP Measures: Non-operating items
(Dollars in thousands)
Q4 2015
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Net interest income (TE) (non-GAAP)
$
188,979
$
189,119
$
189,018
$
189,554
$
196,509
Noninterest income (GAAP)
65,143
71,426
66,582
65,847
71,960
Noninterest income adjustments:
Gains/(losses) on sales of securities
(5
41
567
354
16
Branch closure costs
—
—
1,768
1,205
—
Adjusted noninterest income (non-GAAP)
65,148
71,385
67,783
66,698
71,944
Adjusted total revenue, TE excluding securities gains/(losses) (non-GAAP)
254,127
260,504
256,801
256,252
268,453
Noninterest expense (GAAP)
155,622
160,742
161,674
160,652
165,041
Noninterest expense adjustments:
Less:
Amortization of intangible assets
2,598
2,598
2,598
2,598
2,933
Restructure expenses
(307
—
—
1,767
868
Branch closures costs and acquisition related expenses
—
—
—
—
—
Adjusted noninterest expense (non-GAAP)
153,331
158,144
159,076
156,287
161,240
Fee income ratio, as reported (non-GAAP)
25.64
27.40
25.88
25.68%
26.80%
Efficiency ratio, as reported, excluding amortization of intangible assets and securities gains
(losses) (non-GAAP)
60.22
60.71
62.37
61.97%
60.39%
Efficiency ratio, as adjusted (non-GAAP)
60.34
60.71
61.95
60.99%
60.06%
The table below presents non-interest income and noninterest expense (GAAP) excluding certain adjustments to arrive at adjusted noninterest income and noninterest expense (non-GAAP).  The Corporation believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which Management believes will assist investors in analyzing the operating results of the Corporation. These non-
GAAP
financial
measures
are
also
used
by
Management
to
assess
the
performance
of
the
Corporation's
business.
It
is
possible
that
the
activities
related to the adjustments may recur; however, Management does not consider the activities related to the adjustments to be indications of ongoing operations. The Corporation believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Corporation on the same basis as that applied by Management.

Fourth Quarter 2015 Supplemental Information January 26, 2016 FIRSTMERIT Corporation